UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

AMERANT BANCORP INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Online
Go to www.envisionreports.com/AMTB or scan the QR code – login details are located in the shaded bar below.

Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for

the Amerant Bancorp Inc. Annual Meeting of Shareholders to be Held on June 7, 2023.

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials (consisting of the Notice & Proxy Statement and the Annual Report) for the annual meeting of shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2023 proxy statement and the 2022 annual report to shareholders are available at:

www.envisionreports.com/AMTB

Easy Online Access – View your proxy materials and vote.
Step 1:	Go to www.envisionreports.com/AMTB
Step 2:	Click on Cast Your Vote or Request Materials.
Step 3:	Follow the instructions on the screen to log in.
Step 4:	Make your selections as instructed on each screen for your delivery preferences.
Step 5:	Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 24, 2023 to facilitate timely delivery.

2 N O T

03SNKB

Shareholder Meeting Notice

The 2023 Annual Meeting of Shareholders of Amerant Bancorp Inc. will be held on Wednesday, June 7, 2023 at 8:00 A.M. Eastern Time, virtually via the Internet at meetnow.global/MTMM2KV. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2 and 4 and 1 YEAR on Proposal 3:

1.	To elect directors to serve until the 2024 annual meeting of shareholders:

01 - Gerald P. Plush

02 - Pamella J. Dana

03 - Miguel A. Capriles L.

04 - Samantha Holroyd

05 - Erin D. Knight

06 - Gustavo Marturet M.

07 - John A. Quelch

08 - John W. Quill

09 - Ashaki Rucker

10 - Oscar Suarez

11 - Millar Wilson

2.	To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers - Say-on-Pay.

3.	To vote, on a non-binding, advisory basis, on the frequency of voting on the compensation of the Company’s named executive officers - Frequency on Say-on-Pay.

4.	To ratify the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests can be submitted using the options below.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.
– Internet - Go to www.envisionreports.com/AMTB. Click Cast Your Vote or Request Materials.
– Phone - Call us free of charge at 1-866-641-4276.

–   Email - Send an email to investorvote@computershare.com with “Proxy Materials Amerant Bancorp Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 24, 2023.